                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                              -------------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: March 12, 2002
                                         --------------


                      CAPITAL ONE AUTO FINANCE TRUST 2001-A
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



         Virginia                         0-25762            54-1719855
-------------------------------      ----------------     ----------------
(State or other jurisdiction of        (Commission           (IRS Employer
       incorporation)                  File Number)        Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                 23060
--------------------------------------------------             --------------
  (Address of principal executive offices)                       (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.          OTHER EVENTS
                 The February 2002 Monthly Servicer Report to investors were distributed March 12, 2002.

                                    SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  CAPITAL ONE AUTO FINANCE TRUST 2001-A

                                      By:  CAPITAL ONE BANK
                                           Servicer


                                      By:   /s/ David M. Willey
                                            -----------------------
                                            David M. Willey
                                            Senior Vice President of Corporate
                                            Financial Management

Date: March 12, 2002

                         CAPITAL ONE AUTO FINANCE TRUST
                Automobile Receivable-Backed Notes, Series 2001-A
                       Class A-1 3.75 % Asset Backed Notes
                       Class A-2 4.14 % Asset Backed Notes
                       Class A-3 4.83 % Asset Backed Notes
                       Class A-4 5.40 % Asset Backed Notes
                        Class B 7.92 % Asset Backed Notes
                             Servicer's Certificate

---------------------------------------------------------
MONTHLY PERIOD BEGINNING:                 02/01/2002
MONTHLY PERIOD ENDING:                    02/28/2002
PREV. DISTRIBUTION/CLOSE DATE:            02/15/2002
DISTRIBUTION DATE:                        03/15/2002
DAYS OF INTEREST FOR PERIOD:                      28
DAYS IN COLLECTION PERIOD:                        28
MONTHS SEASONED:                                   7
---------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
I.      MONTHLY PERIOD NOTE BALANCE CALCULATION:            CLASS A-1      CLASS A-2      CLASS A-3      CLASS A-4
                                                            ---------      ---------      ---------      ---------
   {1}  Original Note Balance                      {1}   $126,500,000   $234,500,000   $241,500,000   $247,500,000
-------------------------------------------------------------------------------------------------------------------

   {2}  Beginning of period Note Balance           {2}    $23,796,329   $234,500,000   $241,500,000   $247,500,000

   {3}  End of period Note Balance                 {3}             $0   $231,281,176   $241,500,000   $247,500,000
                                                        ===========================================================

   {4}  Note Pool Factors  {3} / {1}               {4}              -          0.986          1.000          1.000
                                                        ===========================================================
------------------------------------------------------------------------------------
I.      MONTHLY PERIOD NOTE BALANCE CALCULATION:             CLASS B          TOTAL
                                                             -------          -----
   {1}  Original Note Balance                      {1}   $60,382,514   $910,382,514
------------------------------------------------------------------------------------

   {2}  Beginning of period Note Balance           {2}   $27,422,862   $774,719,192

   {3}  End of period Note Balance                 {3}   $25,503,753   $745,784,929
                                                       ============================

   {4}  Note Pool Factors  {3} / {1}               {4}         0.422          0.819
                                                       ============================



-----------------------------------------------------------------------------------------------------------------------------
II.     MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                    -------------------------
                                                                                                      CUMULATIVE      PERIOD
                                                                                                    -------------------------
   {5}  Beginning number of Receivables                                                          {5}           0      55,807
   {6}  Number of Subsequent Receivables Purchased                                               {6}       6,974           0
   {7}  Number of Receivables Defaulted during period                                            {7}       1,604         515
   {8}  Number of Receivables becoming Purchased Receivables during period                       {8}       1,195         487
   {9}  Number of Receivables paid off during period                                             {9}       2,540         398
                                                                                                    -------------------------
   {10} Ending number of Receivables                                                            {10}      54,407      54,407
                                                                                                    -------------------------

-----------------------------------------------------------------------------------------------------------------------------
III.    STATISTICAL DATA:  (CURRENT AND HISTORICAL)
-----------------------------------------------------------------------------------------------------------------------------

                                                                                      ---------------------------------------
                                                                                        ORIGINAL    PREV. MONTH      CURRENT
                                                                                      ---------------------------------------
   {11} Weighted Average APR of the Receivables                                   {11}    17.37%         17.37%       17.35%
   {12} Weighted Average Remaining Term of the Receivables                        {12}    61.22          56.12        55.19
   {13} Weighted Average Original Term of Receivables                             {13}    64.74          64.74        64.74
   {14} Average Receivable Balance                                                {14}  $15,549        $14,589      $14,421
                                                                                      ---------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
IV.     DELINQUENCY:
-----------------------------------------------------------------------------------------------------------------------------

Receivables with Scheduled Payment delinquent
                                                                                       --------------------------------------
                                                                                           UNITS       DOLLARS    PERCENTAGE
                                                                                       --------------------------------------

   {15} 31-60 days                                                                 {15}    2,786    41,885,137         5.13%
   {16} 61-90 days                                                                 {16}      756    11,519,727         1.41%
   {17} 91-120 days                                                                {17}      236     3,442,457         0.42%
                                                                                       --------------------------------------
   {18} Receivables with Scheduled Payment delinquent more than
        60 days at end of period                                                   {18}      992   $14,962,184         1.83%
                                                                                       --------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
V.      PERFORMANCE TESTS:
-----------------------------------------------------------------------------------------------------------------------------
DELINQUENCY RATIO
   {19} Receivables with Scheduled Payment delinquent more
        than 60 days at end of period (line {18})                                  {19}        $14,962,184
                                                                                       --------------------
   {20} Beginning of period Principal Balance                                      {20}        816,717,300
                                                                                       --------------------

   {21} Delinquency Ratio {16} + {17} divided by {20}                              {21}                                1.83%
                                                                                                          -------------------
   {22} Previous Monthly Period Delinquency Ratio                                  {22}                                2.31%
                                                                                                          -------------------
   {23} Second previous Monthly Period Delinquency Ratio                           {23}                                2.26%
                                                                                                          -------------------

   {24} Average Delinquency Ratio ({21} + {22} + {23}) / 3                         {24}                                2.13%
                                                                                                          -------------------

        ---------------------------------------------------------------------------------------------------------------------
        Compliance with Accelerated Reserve Fund Trigger?
        (Average Delinquency Ratio is less than or equal to 3%
        months 1-12, 4% months 13-24 and 5% thereafter)                                                           Yes
        Complaince with Insurance Agreement Event of Default?
        (Average Delinquency Ratio is less than or equal to 4%
        months 1-12, 5% months 13-24 and 6% thereafter)                                                           Yes
        ---------------------------------------------------------------------------------------------------------------------


CUMULATIVE NET CHARGE-OFF RATE
   {25} Net Losses since Initial Cut-off Date (Beginning of Period)                {25}                            9,707,049
                                                                                                           ------------------
   {26}    Receivables becoming Defaulted Receivables during period                {26}       $7,270,208
                                                                                         ----------------
   {27}    Cram Down Losses and other non-cash Adjustments occurring during period {27}           23,473
                                                                                         ----------------
   {28}    Liquidation Proceeds collected during period                            {28}        2,529,062
                                                                                         ----------------
   {29}    Recoveries on Defaulted Receivables during period                       {29}          340,327
                                                                                         ----------------
   {30}    Net Losses during period {26} - {27} - {28} - {29}                      {30}        4,377,346
                                                                                         ----------------
   {31} Net Losses since Initial Cut-off Date (End of Period)                      {31}                        14,084,395.33
                                                                                                           ------------------
   {32} Cumulative Net Loss Rate ({31}) / {Original Aggregate Principal Balance}   {32}                                1.52%
                                                                                                           ------------------

        ---------------------------------------------------------------------------------------------------------------------
        Compliance with Accelerated Reserve Fund Trigger?
        Cumulative Net Loss Rate is less than or equal to:         0.04625                                             Yes
        Complaince with Insurance Agreement Event of Default?
        Cumulative Net Loss Rate is less than or equal to:         0.0525                                              Yes
        ---------------------------------------------------------------------------------------------------------------------


EXTENSION RATE
   {33} Number of Receivables extended during current period                       {33}              785
                                                                                         ----------------
   {34} Beginning of Period Loans Outstanding                                      {34}           55,807
                                                                                         ----------------
   {35} Extension Rate {33} divided by {34}                                        {35}                                1.41%
                                                                                                           ------------------
   {36} Previous Monthly Extension Rate                                            {36}                                1.72%
                                                                                                           ------------------
   {37} Second previous Monthly Extension Rate                                     {37}                                1.86%
                                                                                                           ------------------

   {38} Average Extension Rate ({35} +{36} +{37}) / 3                              {38}                                1.66%
                                                                                                           ------------------

        ---------------------------------------------------------------------------------------------------------------------
        Compliance (Extension Test Pass is an Average
        Extension Rate less than 4%.)                                                                              Yes
        ---------------------------------------------------------------------------------------------------------------------

                         CAPITAL ONE AUTO FINANCE TRUST
                Automobile Receivable-Backed Notes, Series 2001-A
                       Class A-1 3.75 % Asset Backed Notes
                       Class A-2 4.14 % Asset Backed Notes
                       Class A-3 4.83 % Asset Backed Notes
                       Class A-4 5.40 % Asset Backed Notes
                        Class B 7.92 % Asset Backed Notes
                       Preliminary Servicer's Certificate

--------------------------------------------        ------------------------------------------------------------------------------
MONTHLY PERIOD BEGINNING:         02/01/2002                                                                          ORIGINAL
MONTHLY PERIOD ENDING:            02/28/2002        PURCHASES            UNITS     CUT-OFF DATE    CLOSING DATE     POOL BALANCE
PREV. DISTRIBUTION/CLOSE DATE:    02/15/2002        ------------------------------------------------------------------------------
DISTRIBUTION DATE:                03/15/2002        INITIAL PURCHASE    52,772                       07/26/2001       $815,094,313
DAYS OF INTEREST FOR PERIOD:              28        SUB. PURCHASE #1     6,974                       08/24/2001        113,867,436
DAYS IN COLLECTION PERIOD:                28        SUB. PURCHASE #2                                                             0
MONTHS SEASONED:                           7                           -----------------------------------------------------------
--------------------------------------------        TOTAL               59,746                                        $928,961,749
                                                    ------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
I.     MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
----------------------------------------------------------------------------------------------------------------------------------

  {1}  Beginning of period Aggregate Principal Balance                          {1}                                $816,717,299.83

  {2}  Purchase of Subsequent Receivables                                       {2}                                           0.00

       Monthly Principal Amounts

           {3}  Regular Principal Received                                      {3}     10,112,236.93
                                                                                    -----------------
           {4}  Prepaid Principal Received                                      {4}      4,733,407.59
                                                                                    -----------------
           {5}  Defaulted Receivables Deposit Amount                            {5}      7,270,208.38
                                                                                    -----------------
           {6}  Principal Portion of Repurchased Receivables                    {6}      7,385,431.51
                                                                                    -----------------
           {7}  Cram Down Losses and Other Non-Cash Adjustments                 {7}         23,473.17
                                                                                    -----------------
           {8}  Total Monthly Principal Amounts                                 {8}                                  29,524,757.58
                                                                                                                 -----------------

  {9}  End of period Aggregate Receivable Balance                               {9}                                $787,192,542.25
                                                                                                                 =================
 {10}  Pool Factor   ( {9} / Original Pool Balance)                             {10}                                        0.8474

----------------------------------------------------------------------------------------------------------------------------------
II.    MONTHLY PERIOD NOTE BALANCE CALCULATION:
----------------------------------------------------------------------------------------------------------------------------------

                                                              --------------------------------------------------------------------
                                                                   CLASS A-1         CLASS A-2        CLASS A-3         CLASS A-4
                                                                   ---------         ---------        ---------         ---------
 {11}  Original Note Balance                            {11}     $126,500,000      $234,500,000     $241,500,000      $247,500,000
                                                              --------------------------------------------------------------------

 {12}  Beginning of period Note Balance                 {12}       23,796,329       234,500,000      241,500,000       247,500,000
                                                              --------------------------------------------------------------------

 {13}  Noteholders' Principal Distributable Amount      {13}       23,796,329         3,218,824                0                 0
 {14}  Noteholders' Accelerated Principal Amount        {14}                0                 0                0                 0
 {15}  Optional Note Redemption Principal Amount        {15}                0                 0                0                 0
                                                              --------------------------------------------------------------------
 {16}  End of period Note Balance                       {16}                0       231,281,176      241,500,000       247,500,000
                                                              ====================================================================

 {17}  Note Pool Factors  ( {16} / {11} )               {17}                -            0.9863           1.0000            1.0000
                                                              ====================================================================
                                                              -------------------------------
                                                                CLASS B              TOTAL
                                                                -------              -----
 {11}  Original Note Balance                            {11}  $60,382,514        $910,382,514
                                                              -------------------------------

 {12}  Beginning of period Note Balance                 {12}   27,422,862        $774,719,192
                                                              -------------------------------

 {13}  Noteholders' Principal Distributable Amount      {13}    1,919,109          28,934,262
 {14}  Noteholders' Accelerated Principal Amount        {14}            0                   0
 {15}  Optional Note Redemption Principal Amount        {15}            0                   0
                                                              -------------------------------
 {16}  End of period Note Balance                       {16}   25,503,753        $745,784,929
                                                              ===============================

 {17}  Note Pool Factors  ( {16} / {11} )               {17}       0.4224              0.8192
                                                              ===============================

----------------------------------------------------------------------------------------------------------------------------------
III.   RECONCILIATION OF PRE-FUNDING ACCOUNT:
----------------------------------------------------------------------------------------------------------------------------------

 {18}  Beginning of period Pre-Funding Account balance                          {18}                                         $0.00
 {19}       Purchase of Subsequent Receivables                                  {19}             0.00
                                                                                    -----------------
 {20}       Investment Earnings                                                 {20}             0.00
                                                                                    -----------------
 {21}       Investment Earnings Transfer to Collections Account                 {21}             0.00
                                                                                    -----------------
 {22}       Payment of Mandatory Prepayment Amount                              {22}             0.00
                                                                                    -----------------
 {23}  End of period Pre-Funding Account balance                                {23}                                         $0.00

------------------------------------------------------------------------------------------------------------------------------------
IV.   RECONCILIATION OF COLLECTION ACCOUNT:
------------------------------------------------------------------------------------------------------------------------------------
AVAILABLE FUNDS:
      {24} Scheduled and Prepayment Principal Cash Received                     {24}         14,845,644.52
                                                                                     ---------------------
      {25} Liquidation Proceeds Collected during period                         {25}          2,529,062.15
                                                                                     ---------------------
      {26} Receivables Repurchase Amounts                                       {26}          7,385,431.51
                                                                                     ---------------------
      {27} Interest and Fees Collected on Receivables                           {27}         11,222,972.01
                                                                                     ---------------------
      {28} Recoveries on Previously Defaulted Receivables                       {28}            340,326.67
                                                                                     ---------------------
      {29} Advances from the Reserve Fund                                       {29}                  0.00
                                                                                     ---------------------
           Investment Earnings on Trust Accounts
      {30}    Collection Account                                                {30}             31,919.45
                                                                                     ---------------------
      {31}    Transfer from Reserve Fund                                        {31}             12,478.66
                                                                                     ---------------------
      {32}    Transfer from Pre-Funding Account                                 {32}                  0.00
                                                                                     ---------------------
      {33} Optional Note Redemption Prepayment Amount                           {33}                  0.00
                                                                                     ---------------------
      {34} Total Available Funds                                                {34}                                  36,367,834.97

DISTRIBUTIONS:
      {35} Trustees' Fees                                                       {35}                  0.00
                                                                                     ---------------------
      {36} Servicing Fees                                                       {36}          2,037,657.33
                                                                                     ---------------------

           Class A Noteholders' Note Interest
         -----------------------------------------------------------------------
                    BEGINNING     INTEREST                           CALCULATED
          CLASS    NOTE BALANCE     RATE     DAYS     DAYS BASIS       INTEREST
         -----------------------------------------------------------------------
      {37}  A-1    $23,796,329     3.75000%   28    Actual days/360     $69,406 {37}             69,405.96
                                                                                     ---------------------
      {38}  A-2   $234,500,000     4.14000%   30         30/360        $809,025 {38}            809,025.00
                                                                                     ---------------------
      {39}  A-3   $241,500,000     4.83000%   30         30/360        $972,038 {39}            972,037.50
                                                                                     ---------------------
      {40}  A-4   $247,500,000     5.40000%   30         30/360      $1,113,750 {40}          1,113,750.00
         -----------------------------------------------------------------------     ---------------------

      {41} Note Insurer Premiums                                                {41}            186,824.08
                                                                                     ---------------------
      {42} Reimbursement Obligations due Note Insurer                           {42}                  0.00
                                                                                     ---------------------
           Class B Noteholders' Primary Note Interest
         -----------------------------------------------------------------------
                     BEGINNING     INTEREST                           CALCULATED
           CLASS    NOTE BALANCE     RATE     DAYS     DAYS BASIS       INTEREST
         -----------------------------------------------------------------------
      {43} Class B   $27,422,862   7.92000%   30        30/360         $180,991 {43}            180,990.89
         -----------------------------------------------------------------------     ---------------------

      {44} Class A Noteholders' Principal Payment Amount                        {44}         27,015,153.19
                                                                                     ---------------------
      {45} Accrued and Unpaid Premium and Reimbursement Obligations,
           due Note Insurer                                                     {45}                  0.00
                                                                                     ---------------------
      {46} Deposit to Reserve Account, to Required Level                        {46}                  0.00
                                                                                     ---------------------
      {47} Class A Noteholder's Accelerated Principal Amount
           (if in an event of default under the indenture or, under certain
           circumstances, an insurance agreement event of default)              {47}                  0.00
                                                                                     ---------------------
      {48} Class B Noteholders' Principal Payment Amount                        {48}          1,919,109.24
                                                                                     ---------------------
      {49} Class B Noteholder's Accelerated Principal Amount                    {49}                  0.00
                                                                                     ---------------------
      {50} Optional Note Redemption Amount                                      {50}                  0.00
                                                                                     ---------------------
      {51} Other Amounts Due to the Trustees                                    {51}                  0.00
                                                                                     ---------------------
      {52} Servicer Transition Expenses                                         {52}                  0.00
                                                                                     ---------------------
      {53} Indenture Trustee Title Expenses                                     {53}                  0.00
                                                                                     ---------------------
      {54} Class B Excess Interest                                              {54}                  0.00
                                                                                     ---------------------
      {55} Distribution to the equity certificate holder                        {55}          2,063,881.77
                                                                                     ---------------------
 {56} Total Distributions                                                       {56}                                  36,367,834.97

------------------------------------------------------------------------------------------------------------------------------------
V.    RECONCILIATION OF RESERVE ACCOUNT:
------------------------------------------------------------------------------------------------------------------------------------

 {57} BEGINNING OF PERIOD RESERVE ACCOUNT BALANCE                               {57}                                  $9,103,825.14
                                                                                                               ---------------------

      DEPOSITS TO RESERVE ACCOUNT
      {58} Investment Earnings                                                  {58}             12,478.66
                                                                                     ---------------------
      {59} Deposits Related to Subsequent Receivables Purchases                 {59}                     -
                                                                                     ---------------------
      {60}    Total Additions                                                   {60}                                     $12,478.66
                                                                                                               ---------------------

      PRIORITY WITHDRAWALS FROM RESERVE ACCOUNT
      {61} Transfer of Investment Earnings to Collection Account                {61}            (12,478.66)
                                                                                     ---------------------
      {62} Advances to Collection Account - Priority (1) through (7)            {62}                     -
                                                                                     ---------------------
      {63}    Total Priority Withdrawals                                        {63}                                    ($12,478.66)
                                                                                                               ---------------------

 {64} RESERVE ACCOUNT SUBTOTAL                                                  {64}                                  $9,103,825.14
                                                                                                               ---------------------
      {65} Reserve Account Requirement                                          {65}          9,103,825.14
                                                                                     ---------------------
      {66} Reserve Account Shortfall / Excess                                   {66}                  0.00
                                                                                     ---------------------
 {67} DEPOSIT TO RESERVE FUND, TO REQUIRED LEVEL                                {67}                                          $0.00
                                                                                                               ---------------------
 {68} RESERVE ACCOUNT PRIMARY BALANCE                                           {68}                                  $9,103,825.14
                                                                                                               ---------------------

      SUBORDINATE WITHDRAWALS FROM RESERVE ACCOUNT
      {69} Advances to Collection Account - Priority (10), (16) and (17)
           (limited to excess amounts on deposit)                               {69}                     -
                                                                                     ---------------------
      {70} Advances to Collection Account - Priority (12) through (15)          {70}                     -
                                                                                     ---------------------
      {71} Return of Excess to Equity Certificate Holder                        {71}                     -
                                                                                     ---------------------
      {72}    Total Subordinate Withdrawals                                     {72}                                              -
                                                                                                               ---------------------

 {73} END OF PERIOD RESERVE ACCOUNT BALANCE                                     {73}                                   9,103,825.14
                                                                                                               =====================

-----------------------------------------------------------------------------------------------------------------------------
VI.  CALCULATION OF RESERVE ACCOUNT REQUIREMENT
-----------------------------------------------------------------------------------------------------------------------------
     IF PRIOR TO ACCELERATED RESERVE FUND EVENT:
     -------------------------------------------
            Lesser of:
      {74}      (1) Ending Aggregate Note Balance                                    {74}                      745,784,929.25
                                                                                                               --------------
             -or--
      {75}      (2) 1.0% of 98% of Original Receivable Balance                       {75}                        9,103,825.14
                                                                                                               --------------
                                                                                                               --------------
      {76}         REQUIREMENT                                                       {76}                        9,103,825.14
                                                                                                               --------------

     IF ACCELERATED RESERVE FUND EVENT:
     ----------------------------------
            Lesser of:
      {77}      (1) Ending Aggregate Note Balance                                    {77}                      745,784,929.25
                                                                                                               --------------
             -or--
                (2) Greater of:

      {78}         (a) 3.0% of 98% of Original Receivable Balance                    {78}  27,311,475.41
                                                                                          --------------
      {79}            -or--                                                          {79}                       42,352,533.16
                                                                                                               --------------
      {80}         (b) 6.0% of 98% of Current Outstanding Class A Note Principal
                       Balance                                                       {80}  42,352,533.16
                                                                                          --------------
                                                                                                               --------------
      {81}         REQUIREMENT                                                       {81}                       42,352,533.16
                                                                                                               --------------
-----------------------------------------------------------------------------------------------------------------------------
VII. CALCULATION OF PRINCIPAL PAYMENT AMOUNTS
-----------------------------------------------------------------------------------------------------------------------------

      {82}  Principal Collections                                                    {82}  29,524,757.58
                                                                                          --------------

      {83}  End of Period Aggregate Receivables Balance                              {83} 787,192,542.25
                                                                                          --------------
      {84}  Required O/C Margin (as Specified in Trust Indenture)                    {84}  15,743,850.85
                                                                                          --------------
      {85}  Required Maximum Ending Aggregate Class A Principal Balance
            (line {83} - {84})                                                       {85} 771,448,691.41
                                                                                          --------------

      {86}  Class A Aggregate Oustanding Principal Balance (Start of Period)         {86} 747,296,329.35
                                                                                          --------------
            Less:
      {87}  Allocable to Class A Notes (line {82} X 91.5%)                           {87}  27,015,153.19
                                                                                          --------------
      {88}  Preliminary Class A Ending Balance                                       {88} 720,281,176.16
                                                                                          --------------
      {89}  Payment Amount Necessary to Reduce Class A Balance to Required Level
            (line {88} - {85})                                                       {89}           0.00
                                                                                          --------------
                                                                                                               --------------
      {90}  Class A Principal Payment Amount (line {87} + {89})                      {90}                       27,015,153.19
                                                                                                               --------------
                                                                                                               --------------
      {91}  Class B Principal Payment Amount (line {82} X 6.5%)                      {91}                        1,919,109.24
                                                                                                               --------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

            IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Monthly Servicer's Report as dated above.



                              OFFICERS' CERTIFICATE

                    The undersigned hereby certifies that ( i ) he or she is
            an Authorized Officer of Captial One Auto Finance ( the "Servicer" ), and ( ii ) Exhibit A hereto complies with the requirements of, and is being delivered pursuant to, Section
            2.02 ( c ) of the Servicing Agreement ( the "Servicing Agreement" ) dated as of July 26, 2001 by and among Captial One Auto Finance Trust 2001-A, as the Issuer, Wells Fargo Bank Minnesota, National Association, Trustee, and the Servicer.


            CAPITAL ONE AUTO FINANCE



            Capital One Auto Finance, as Servicer


            By:
                     -------------------
            Name:    Stuart Levy
            Title:   Manager of Global Trust Reporting
            Date:    03/15/02